LIGHT REVOLUTION
                                      FUND

                                 ANNUAL REPORT

                                OCTOBER 31, 2001


Dear Shareholder:

Just when it seemed that things could not get any worse, the sky fell in New York City. When the markets re-opened on September 17th, the market put in its worst week since May 1940. You may recall that that was when Hitler and his Panzer's broke through the French defenses on their way to Paris. Less than a month later, 300,000 English troops were lucky to get out of Europe alive at Dunkirk. It seemed as if the world were coming to an end.

Life went on in 1940 as it has since September 11th of this year. However, it looks as though the S&P 500 Index will have its second down year in a row, which is a rare event. It occurred in 1973 and 1974 when the industrial world ran out of free oil, and it happened three years in a row from 1939 until 1941 when Pearl Harbor finally brought American troops into the breach.

The point of this exercise is to give some perspective on where we are now. The face of terror today, in spite of its ability to inflict unspeakable harm, is not so daunting as it was 60 years ago. The sell-off in September was probably a climactic low in a bear market that began in the euphoria of techdom's bubble that popped in March 2000. Bubbles and terror aside, it is still reasonable to assume that leading providers of information technology will continue to be able to make money in the years to come. We speak of Intel, Microsoft and Dell, who made money even in the worst of times. It stands to reason that they may make quite a bit more over the next five or ten years when conditions improve.

We believe a balanced portfolio should have a technology component, even if technology makes up only 20 percent of the S&P 500 Index, down from its 35 percent share reached last year. In our opinion, it makes sense to be over-weighted in profitable, high quality, large cap technology leaders after a downturn, as it made sense to be under-weighted during the manic phase when unknown companies that could not make any money were given market caps in excess of ten billion dollars. The mania is over, the information revolution is not. Prudent investors should continue to take long term positions in the best companies in the market.

Sincerely,

/s/Henry Hewitt

Henry Hewitt
President

Past performance is no guarantee of future results. The Fund may be subject to a higher degree of market risk than diversified funds because of its concentration in a specific industry or sector area.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 2001

                                                                   SINCE
                                                 1 YEAR          INCEPTION
                                                 ------          ---------
LIGHT REVOLUTION FUND (NO-LOAD)                  -43.25%           -5.95%
LIGHT REVOLUTION FUND (LOAD ADJUSTED)            -45.94%           -7.89%
NASDAQ-100 Shares Index                          -58.42%          -19.65%
Lipper Science & Technology Index                -58.35%          -15.51%
S&P 500 Index                                    -24.89%           -8.73%

                   Light Revolution       Light Revolution       NASDAQ-100    Lipper Science &      S&P 500
        Date        Fund (No-Load)      Fund (Load Adjusted)    Shares Index   Technology Index    Stock Index
        ----       ----------------     --------------------    ------------   ----------------    -----------
      6/29/99*<F1>     $10,000                 $9,525             $10,000          $10,000           $10,000
     10/31/99          $11,390                $10,849             $11,567          $12,001           $10,127
      4/30/00          $17,170                $16,355             $16,548          $18,352           $10,856
     10/31/00          $15,260                $14,526             $14,397          $16,198           $10,745
      4/30/01          $12,264                $11,120              $8,137           $9,882            $9,448
     10/31/01           $8,661                 $8,250              $5,986           $6,746            $8,070

*<F1> Commencement of operations June 29, 1999.

This chart assumes an initial investment of $10,000 made on 6/29/99 (commencement of operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The NASDAQ-100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ.

The Lipper Science & Technology Index is composed of 10 mutual funds. Each mutual fund making up the Index invests at least 65% of its equity portfolio in science and technology stocks.

The S&P 500 Stock Index is an index of an unmanaged group of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

ASSETS:
Investments, at value
  (cost of $7,369,324)                                             $5,557,290
Dividends and interest receivable                                       1,203
Receivable from Adviser                                                24,658
Receivable from Administrator                                          27,000
Other assets                                                            8,915
                                                                   ----------
     Total assets                                                   5,619,066
                                                                   ----------

LIABILITIES:
Payable to Distributor                                                  1,197
Accrued expenses and other liabilities                                 42,203
                                                                   ----------
     Total liabilities                                                 43,400
                                                                   ----------

NET ASSETS                                                         $5,575,666
                                                                   ----------
                                                                   ----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $9,560,805
Accumulated net realized loss on investments                       (2,173,105)
Net unrealized depreciation of investments                         (1,812,034)
                                                                   ----------
NET ASSETS                                                         $5,575,666
                                                                   ----------
                                                                   ----------

Shares issued and outstanding (Five hundred
  million shares of $0.0001 par value authorized)                     659,157

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:                    $     8.46
                                                                   ----------
                                                                   ----------
MAXIMUM OFFERING PRICE PER SHARE (100/.9525X8.46)                  $     8.88
                                                                   ----------
                                                                   ----------

                     See notes to the financial statements.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $948)                 $    25,965
Interest                                                               17,662
                                                                  -----------
     Total investment income                                           43,627
                                                                  -----------

EXPENSES:
Investment advisory fees                                               68,659
Professional fees                                                      53,880
Transfer agent fees and expenses                                       43,813
Administrative fees                                                    41,741
Fund accounting fees                                                   24,291
Distribution fees (12b-1)                                              17,165
Custody fees and expenses                                               5,660
Registration and filing fees                                            4,994
Directors' fees and expenses                                              680
Other expenses                                                         12,541
                                                                  -----------
     Total expenses before waivers and reimbursements
       from Adviser and Administrator                                 273,424
     Expense waiver and reimbursement from Adviser                   (109,106)
     Expense waiver and reimbursement from Administrator              (27,000)
                                                                  -----------
Net expenses                                                          137,318
                                                                  -----------
NET INVESTMENT LOSS                                                   (93,691)
                                                                  -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                                   (2,173,100)
Net change in unrealized depreciation of investments               (1,615,742)
                                                                  -----------
NET LOSS ON INVESTMENTS                                            (3,788,842)
                                                                  -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(3,882,533)
                                                                  -----------
                                                                  -----------

                     See notes to the financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                YEAR ENDED        YEAR ENDED
                                             OCTOBER 31, 2001  OCTOBER 31, 2000
                                             ----------------  ----------------
OPERATIONS:
Net investment loss                            $  (93,691)       $  (35,208)
Net realized gain (loss) on investments        (2,173,100)          100,050
Net change in unrealized
  depreciation of investments                  (1,615,742)         (350,975)
                                               ----------        ----------
     Net decrease in net assets
       resulting from operations               (3,882,533)         (286,133)
                                               ----------        ----------

DISTRIBUTIONS
Return of capital distribution                   (110,274)               --
Capital gain distributions                        (64,847)               --
                                               ----------        ----------
     Total distributions                         (175,121)               --
                                               ----------        ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                       4,608,632         8,026,136
Reinvested dividends and distributions            172,822                --
Cost of shares redeemed                        (4,309,128)          (27,448)
                                               ----------        ----------
     Net increase in net assets from
       capital share transactions                 472,326         7,998,688
                                               ----------        ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS        (3,585,328)        7,712,555

NET ASSETS:
Beginning of period                             9,160,994         1,448,439
                                               ----------        ----------
End of period                                  $5,575,666        $9,160,994
                                               ----------        ----------
                                               ----------        ----------
CHANGES IN SHARES OUTSTANDING:
Shares sold                                       461,798           475,149
Reinvested dividends and distributions             13,749                --
Shares redeemed                                  (416,980)           (1,707)
                                               ----------        ----------
NET INCREASE IN SHARES OUTSTANDING                 58,567           473,442
                                               ----------        ----------
                                               ----------        ----------

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
             SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING
                             THROUGHOUT EACH PERIOD

                                                                                          JUNE 29, 1999(1)<F2>
                                                       YEAR ENDED          YEAR ENDED              TO
                                                    OCTOBER 31, 2001    OCTOBER 31, 2000    OCTOBER 31, 1999
                                                    ---------------     ----------------    ----------------
NET ASSET VALUE --
  BEGINNING OF PERIOD                                    $15.25              $11.39              $10.00
                                                         ------              ------              ------

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss(2)<F3>                                (0.14)              (0.06)              (0.04)
Net realized gain (loss) and unrealized
  appreciation (depreciation)                             (6.35)               3.92                1.43
                                                         ------              ------              ------
      Total from investment operations                    (6.49)               3.86                1.39
                                                         ------              ------              ------

LESS DISTRIBUTIONS:
Return of capital distribution                            (0.19)                 --                  --
Distribution of net capital gains                         (0.11)                 --                  --
                                                         ------              ------              ------
      Total distributions                                 (0.30)                 --                  --
                                                         ------              ------              ------

NET ASSET VALUE -- END OF PERIOD                         $ 8.46              $15.25              $11.39
                                                         ------              ------              ------
                                                         ------              ------              ------

TOTAL RETURN(3)<F4>                                     (43.25%)             33.89%              13.90%(4)<F5>

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                    $5,576              $9,161              $1,448
Ratio of expenses to average net assets:
    Before expense reimbursement                          3.98%               5.21%              20.74%(5)<F6>
    After expense reimbursement                           2.00%               2.00%               2.00%(5)<F6>
Ratio of net investment loss to
  average net assets:
    Before expense reimbursement                         (3.35%)             (3.99%)            (19.85%)(5)<F6>
    After expense reimbursement                          (1.37%)             (0.78%)             (1.11%)(5)<F6>
Portfolio turnover rate                                  50.65%              17.49%               0.00%

(1)<F2>   Commencement of operations
(2)<F3> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F4> The total return calculation does not reflect the maximum sales charge of 4.75%.
(4)<F5>   Not annualized
(5)<F6>   Annualized

                     See notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2001

COMMON STOCKS -- 98.8%                                 SHARES         VALUE
----------------------                                 ------         -----
BUSINESS SERVICES -- 2.0%
Fiserv, Inc.*<F7>                                       3,033      $  112,797
                                                                   ----------

COMPUTER HARDWARE & ELECTRONICS -- 16.1%
Apple Computer, Inc.*<F7>                               5,500          96,580
Corning Incorporated*<F7>                               6,203          49,996
Dell Computer Corporation*<F7>                          6,643         159,299
EMC Corporation*<F7>                                    4,209          51,855
Hewlett-Packard Company                                 5,188          87,314
International Business Machines Corporation             1,523         164,591
Koninklijke (Royal) Philips Electronics N.V.            4,494         101,340
Lexmark International, Inc.*<F7>                        2,300         102,925
Sony Corporation ADR                                    2,178          83,200
                                                                   ----------
                                                                      897,100
                                                                   ----------

E-COMMERCE -- 5.8%
The Charles Schwab Corporation                          6,533          84,145
Enron Corp.                                             2,444          33,972
Knight Trading Group, Inc.*<F7>                         9,336          91,773
Wells Fargo & Company                                   2,820         111,390
                                                                   ----------
                                                                      321,280
                                                                   ----------

ENTERTAINMENT & MEDIA -- 7.3%
The Walt Disney Company                                 5,073          94,307
The News Corporation Limited ADR                        4,280         117,786
Reuters Group PLC ADR                                   1,551          88,391
Viacom Inc. -- Class B*<F7>                             2,868         104,711
                                                                   ----------
                                                                      405,195
                                                                   ----------

IMAGING & GRAPHICS -- 7.1%
Adobe Systems Incorporated                              2,729          72,045
Canon Inc. ADR                                          4,085         119,568
Eastman Kodak Company                                   3,571          91,310
Fuji Photo Film Co., Ltd. ADR                           3,302         109,957
                                                                   ----------
                                                                      392,880
                                                                   ----------

INTEGRATED CIRCUITS & SEMICONDUCTORS -- 17.5%
Analog Devices, Inc.*<F7>                               2,775         105,450
Applied Materials, Inc.*<F7>                            3,563         121,534
Broadcom Corporation -- Class A*<F7>                    2,076          71,435
Intel Corporation                                       4,809         117,436
KLA-Tencor Corporation*<F7>                             3,149         128,668
Maxim Integrated Products, Inc.*<F7>                    2,703         123,662
Micron Technology, Inc.*<F7>                            4,346          98,915
Texas Instruments Incorporated                          3,633         101,688
Xilinx, Inc.*<F7>                                       3,547         107,900
                                                                   ----------
                                                                      976,688
                                                                   ----------

INTERNET -- 4.9%
AOL Time Warner, Inc.*<F7>                              3,000          93,630
Cisco Systems, Inc.*<F7>                                6,039         102,180
Sun Microsystems, Inc.*<F7>                             7,532          76,450
                                                                   ----------
                                                                      272,260
                                                                   ----------

SECURITY & COMMODITY BROKERS -- 0.9%
Instinet Group Incorporated*<F7>                        5,596          53,722
                                                                   ----------

SOFTWARE -- 14.7%
Intuit Inc.*<F7>                                        3,211         129,146
Microsoft Corporation*<F7>                              3,016         175,380
Oracle Corporation*<F7>                                 5,642          76,505
SAP AG ADR                                              4,187         107,606
Symantec Corporation*<F7>                               3,519         193,510
Synopsys, Inc.*<F7>                                     2,876         135,172
                                                                   ----------
                                                                      817,319
                                                                   ----------

SPIN-OFFS -- 1.3%
Agilent Technologies, Inc.*<F7>                         3,249          72,355
                                                                   ----------

TELECOMMUNICATIONS -- 12.9%
AT&T Wireless Group*<F7>                                6,990         100,935
Lucent Technologies Inc.*<F7>                          11,874          79,556
Nortel Networks Corporation*<F7>                        9,464          54,986
Qwest Communications International Inc.                 4,405          57,045
Sprint Corp. (PCS Group)*<F7>                           4,000          89,200
Symbol Technologies, Inc.                               6,705          86,159
Verizon Communications                                  2,633         131,150
WorldCom, Inc.*<F7>                                     8,987         120,875
                                                                   ----------
                                                                      719,906
                                                                   ----------

WIRELESS -- 8.3%
General Motors Corporation -- Class H                   6,885          94,669
Motorola, Inc.                                          7,201         117,880
Nokia Oyj ADR                                           4,349          89,198
QUALCOMM Inc.*<F7>                                      1,798          88,318
Telefonaktiebolaget LM Ericsson AB ADR                 17,761          75,839
                                                                   ----------
                                                                      465,904
                                                                   ----------
TOTAL COMMON STOCKS
  (cost $7,319,440)                                                 5,507,406
                                                                   ----------

SHORT-TERM INVESTMENTS -- 0.9%                   PRINCIPAL AMOUNT
------------------------------                   ----------------
VARIABLE RATE DEMAND NOTES -- 0.9%
Wisconsin Corporate Central Credit Union              $ 1,956           1,956
Wisconsin Electric Power Company                       47,928          47,928
                                                                   ----------

TOTAL SHORT-TERM INVESTMENTS
  (cost $49,884)                                                       49,884
                                                                   ----------

TOTAL INVESTMENTS -- 99.7%
  (cost $7,369,324)                                                 5,557,290

Other assets, less liabilities -- 0.3%                                 18,376
                                                                   ----------

Total net assets -- 100.0%                                         $5,575,666
                                                                   ----------
                                                                   ----------
*<F7> Non-income producing
ADR - American Depository Receipt

                     See notes to the financial statements.

                       NOTES TO THE FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

1.   ORGANIZATION

The Light Revolution Fund, Inc. (the "Corporation") was organized as a Maryland corporation on October 21, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The series presently authorized is the Light Revolution Fund (the "Fund"). Pursuant to the 1940 Act, the Fund is a "diversified" series of the Corporation and has an investment objective of capital appreciation. The Fund commenced operations on June 29, 1999. Shares of the Fund are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge is 4.75% of the offering price.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

USE OF ESTIMATES
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION
--------------------

Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price during regular trading on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the average of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by a pricing service. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------

Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at October 31, 2001, reclassifications were recorded to increase accumulated net investment loss by $93,691 and decrease paid in capital by $93,691.

FEDERAL INCOME TAXES
--------------------

The Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, a provision for federal income taxes or excise taxes has not been made.

At October 31, 2001 the Fund had net realized capital loss carryover of $1,550,331 expiring in 2009. To the extent that the Fund realizes future net capital gains, taxable distributions to its respective shareholders will be offset by any unused capital loss carryover.

FOREIGN SECURITIES
------------------

The Fund may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than securities of comparable U.S. companies and the U.S. Government.

FOREIGN CURRENCY TRANSLATION
----------------------------

Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

OTHER
-----

Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.   INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended October 31, 2001, were as follows:

                                      PURCHASES          SALES
                                      ---------          -----
         U.S. Government             $        -        $        -
         Other                       $4,227,112        $3,272,978

At October 31, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

         Appreciation                                 $   236,448
         (Depreciation)                                (2,671,256)
                                                      -----------
         Net depreciation of investments              $(2,434,808)
                                                      -----------
                                                      -----------

At October 31, 2001, the cost of investments for federal income tax purposes was $7,992,098.

4.   AGREEMENTS

The Corporation has entered into an Investment Advisory Agreement with Light Index Investment Company (the "Investment Adviser"). Pursuant to its advisory agreement with the Corporation, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

Until March 31, 2002, the Investment Adviser has agreed to voluntarily waive its advisory fee and/or reimburse the Fund's other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.00% of the average net assets of the Fund, computed on a daily basis. Accordingly, for the year ended October 31, 2001, the Investment Adviser waived advisory fees and reimbursed other Fund expenses in the amount of $109,106. After March 31, 2002, the Investment Adviser may terminate or revise the total annual operating expense limitations at any time. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 2.00%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

         Year of Expiration     Recoverable Amount
         ------------------     ------------------
              10/31/02               $172,886
              10/31/03                145,926
              10/31/04                109,106

Effective January 1, 2001, Quasar Distributors, LLC (the "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Corporation, on behalf of the Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Fund to pay the Distributor (and others that have entered into related agreements under the 12b-1 Plan) a distribution fee at an annual rate of up to 0.25% of the average daily net assets of the Fund. Payments under the 12b-1 Plan are used to reimburse the recipient for services provided and expenses incurred in connection with the sale of the Fund's shares. Prior to January 1, 2001, Provident Distributors, Inc. served as distributor of the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Light Revolution Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Light Revolution Fund (constituting the Light Revolution Fund, Inc., hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

December 7, 2001
Milwaukee, Wisconsin

Shares of the Light Revolution Fund are distributed by an independent third party, Quasar Distributors, LLC. This report has been prepared for the general information of Light Revolution Fund shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund's prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. Please read the prospectus carefully before investing or sending money.

                                LIGHT REVOLUTION
                                      FUND

                                  704 Court A
                           Tacoma, Washington  98402
                             Fund:  1.888.463.3957
                         Fund Adviser:  1.888.544.4889